Exhibit 32.1


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this Amendment No. 1 to the Annual Report of ISA Internationale Inc. on Form 10-KSB/A for the period ending September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1.) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the registrant.

/s/ Bernard L. Brodkorb
By: Bernard L. Brodkorb
President, Chief Executive Officer, and Chief Financial Officer

Date: October 27, 2008